Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

Kenneth Folberg Joins ARI Executive Team as Chief Financial Officer

Experience and Expertise Will Help Company Streamline Business Operations and Meet Financial Goals

Milwaukee, Wis., July 28, 2008 – ARI (OTCBB:ARIS), a leading provider of technology-enabled business solutions that connect equipment dealers, distributors and manufacturers, today announced that Kenneth Folberg has joined the Company as Chief Financial Officer and Vice President of Finance.  In his role as CFO, Folberg will be responsible for management of business operations and implementation of strategic financial planning.

"We are very pleased to add Ken Folberg to our management team,” said Roy W. Olivier, president and chief executive officer of ARI.  “Ken brings the expertise and track record of a successful leader, as well as the hands-on business experience of a seasoned operations executive," added Olivier.  "His strong combination of skills and experience working for publicly traded companies will be an important addition to ARI's executive management team and will support our renewed efforts to increase value for our customers and shareholders while helping us streamline our business operations," concluded Olivier.

Folberg brings over 16 years of executive experience in financial and operations management to ARI.  Most recently, he served as Global Finance Program Director for Manpower, Inc. (NYSE: MAN), a world leader in the employment services industry. Prior to joining Manpower, he was a contract finance executive with Resources Global, where he served as interim CFO or in other executive finance positions for several large and mid-sized clients.  He also served as Controller and Vice President of Logistics and Labor Relations with Fresh Brands, Inc., a mid-sized public supermarket distributor, from 1990 to 1999.  Prior to joining Fresh Brands, Folberg was a senior auditor and consultant with Deloitte & Touche at its Los Angeles and Milwaukee offices.  Folberg earned a Bachelor of Science degree in Accounting from the University of Southern California.

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11425 WEST LAKE PARK  SUITE 900  MILWAUKEE, WI 53224-3025   414.973.4300   FAX 414.973-4357

_______________________________________________________________________________________www.arinet.com

Kenneth Folberg Joins ARI Executive Team as Chief Financial Officer

"ARI is an accelerating, international growth company with an outstanding suite of products and services that are well-respected in the industries they serve and a dynamic management team," said Folberg.  "I am excited about working with my new colleagues in the U.S. and other parts of the world.  I look forward to helping ARI streamline operations and developing a long-term strategic plan that will support ARI’s fast-growing U.S. and international businesses and growth plans."

About ARI

ARI is a leading provider of electronic parts catalogs and marketing services to dealers, distributors and manufacturers in the manufactured equipment markets. ARI currently serves 76 manufacturers, 158 distributors worldwide and provides CD-ROM catalogs to more than 20,000 dealers, as well as internet catalogs to many additional dealers in about a dozen segments of the worldwide equipment market including outdoor power, power sports, motorcycles, appliances, ag equipment, marine, recreation vehicles, floor maintenance, auto and truck parts after-market and construction.  For more information on ARI, visit our website www.arinet.com

Statements in this news release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. The forward-looking statements can generally be identified by words such as "believes," "anticipates," "expects" or words of similar meaning. Forward-looking statements also include statements relating to the Company's future performance, such as future prospects, revenues, profits and cash flows. The forward-looking statements are subject to risks and uncertainties, which may cause actual results to be materially different from any future performance suggested in the forward-looking statements. Such risks and uncertainties include those factors described under "Forward Looking Statements Disclosure" in Exhibit 99.1 of the Company’s annual report on Form 10-KSB for fiscal year ended July 31, 2007 filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements. For more information, please refer to the Company’s filings with the Securities and Exchange Commission.

Contact:

Nancy Krajcir-Bennett

ARI

Tel: (414) 973-4380

Fax: (414) 973-4357

Email: krajcir@arinet.com